Exhibit 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Pavel Raifeld, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Innoviva, Inc. on Form 10-Q for the period ended March 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition of Innoviva, Inc. at the end of the periods covered by such Quarterly Report on Form 10-Q and results of operations of Innoviva, Inc. for the periods covered by such Quarterly Report on Form 10-Q.

Date:	May 9, 2023	By:	/s/ Pavel Raifeld
Pavel Raifeld
Chief Executive Officer
(Principal Executive Officer)

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Marianne Zhen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Innoviva, Inc. on Form 10-Q for the period ended March 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition of Innoviva, Inc. at the end of the periods covered by such Quarterly Report on Form 10-Q and results of operations of Innoviva, Inc. for the periods covered by such Quarterly Report on Form 10-Q.

Date:	May 9, 2023	By:	/s/ Marianne Zhen
Marianne Zhen
Chief Accounting Officer
(Principal Financial Officer)